UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2010

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

As previously announced, in October 2010, Ventas, Inc. (“Ventas”) signed a definitive agreement to acquire substantially all of the real estate assets of Atria Senior Living Group, Inc. (“Atria”) and certain of its affiliated entities, by way of merger, including 118 private pay seniors housing communities located in markets such as the New York metropolitan area, New England and California. Completion of the transaction is subject to certain conditions. Ventas expects the transaction to occur in the first half of 2011, although there can be no assurance that, or when, the transaction will be completed.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Atria Senior Living Group, Inc. (“Atria”) as of and for the years ended December 31, 2009 and 2008, and the unaudited consolidated financial statements of Atria as of and for the nine months ended September 30, 2010 and 2009 are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of One Lantern Senior Living Inc (“One Lantern”), an Atria affiliate, as of and for the years ended December 31, 2009 and 2008, and the unaudited consolidated financial statements of One Lantern as of and for the nine months ended September 30, 2010 and 2009 are filed herewith as Exhibits 99.3 and 99.4, respectively, and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Ventas as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, giving effect to the Atria transaction, are filed herewith as Exhibit 99.5 and incorporated in this Item 9.01(b) by reference.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP (with respect to Atria).

23.2	Consent of Deloitte & Touche LLP (with respect to One Lantern).

99.1	Audited consolidated financial statements of Atria as of and for the years ended December 31, 2009 and 2008.

99.2	Unaudited consolidated financial statements of Atria as of and for the nine months ended September 30, 2010 and 2009.

99.3	Audited consolidated financial statements of One Lantern as of and for the years ended December 31, 2009 and 2008.

99.4	Unaudited consolidated financial statements of One Lantern as of and for the nine months ended September 30, 2010 and 2009.

99.5	Unaudited pro forma condensed consolidated financial statements of Ventas as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: November 8, 2010	By:	/S/ T. RICHARD RINEY
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP (with respect to Atria).

23.2	Consent of Deloitte & Touche LLP (with respect to One Lantern).

99.1	Audited consolidated financial statements of Atria as of and for the years ended December 31, 2009 and 2008.

99.2	Unaudited consolidated financial statements of Atria as of and for the nine months ended September 30, 2010 and 2009.

99.3	Audited consolidated financial statements of One Lantern as of and for the years ended December 31, 2009 and 2008.

99.4	Unaudited consolidated financial statements of One Lantern as of and for the nine months ended September 30, 2010 and 2009.

99.5	Unaudited pro forma condensed consolidated financial statements of Ventas as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.